SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON,  D.C. 20549


                             FORM 8-K

                    CURRENT REPORT PURSUANT
                  To Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 21, 1997


                         PRAXAIR, INC.
   (Exact Name of Registrant as Specified in its Charter)


                            DELAWARE


     1-11037           		           06-124-9050
(Commission File No.)      (IRS Employer Identification No.)


39 Old Ridgebury Road, Danbury, CT            06810-5113
Address of Principal Executive Office)        (Zip Code)


                         203-837-2000
  (Registrant's Telephone Number, Including Area Code

                             N/A
(Former Name or Former Address, if Changed Since Last Report)

               EXHIBIT INDEX IS LOCATED ON PAGE 4




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Item 5.   Other Events

   A Praxair, Inc. press release dated January 21, 1997 regarding the Corporation's share repurchase program and dividend and accompanying this Current Report as Exhibit 20.4 is hereby incorporated by reference thereto.


Item 7.

     (c)	Exhibits

     	Exhibits filed as part of this Form 8-K are listed in the Exhibit Index located on page 4 of this Current Report.










































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                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Praxair, Inc.
                             Registrant


Date:  January 23, 1997      By: /s/ David H. Chaifetz
                                     David H. Chaifetz
                                     Vice President,
                                     General Counsel and
                                     Secretary








































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                               EXHIBIT INDEX



Exhibit                                                Sequential
No.              Description                            Page No.

20.4             Press Release, dated
                 January 21, 1997, re: share
                 repurchase program and dividend            5



















































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                                               EXHIBIT 20.4


PRAXAIR INCREASES DIVIDEND


DANBURY, CT, January 21, 1997 -- The Board of Directors of Praxair, Inc. (NYSE:PX) today increased Praxair's quarterly dividend from 9 1/2 cents per share to 11 cents per share. The dividend is payable on March 17, 1997 to shareholders of record on March 7, 1997.

    This is the fourth consecutive year that the Board has increased the dividend, and it is the company's 18th consecutive quarterly dividend since it became an independent company on June 30, 1992.

    The board also authorized management to repurchase shares from time to time, based on market conditions, to offset the additional shares issued under various employee benefit programs, such as stock options, the savings plan and dividend reinvestments.

    Praxair is the largest industrial gases company in North and South America, and one of the largest worldwide, with annual sales of about $4.5 billion. The company produces, sells and distributes atmospheric, process and specialty gases, and high-performance surface coatings. Praxair is a recognized leader in the commercialization of new technologies that bring productivity and environmental benefits to a diverse group of industries.

   The forward-looking statements in this press release regarding implementation of the company's share repurchase program involve risks and uncertainties and are subject to change based on various factors, including the continued authorization of the repurchase program by the company's Board of Directors, prevailing conditions in the markets for the company's common stock, timing and other issues affecting other uses of the company's available cash and general economic conditions.



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